UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
 SCHEDULE 14A
 PROXY STATEMENT PURSUANT TO SECTION 14(a)
 OF THE SECURITIES EXCHANGE ACT OF 1934
 (Amendment No.     )
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AMCOR PLC

 (Name of Registrant as Specified in Its Charter)
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 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  T01953-P55618  AMCOR PLC  2026 Annual General Meeting  Vote by November 10, 2026 11:59 PM ET. For shares held in a Plan, vote by November 8, 2026 11:59 PM ET.  You invested in AMCOR PLC and it’s time to vote!  You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on November 11, 2026.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to October 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  November 11, 2026 9:00 p.m. London, GMT  AMCOR PLC  83 TOWER ROAD NORTH WARMLEY, BRISTOL BS30 8XP UNITED KINGDOM  The Langham Hotel London, 1C Portland Pl London W1B 1JA, England

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  T01954-P55618  1. Re-election of Directors  For  Nominees:  1a. Nicholas T. Long (Tom)  1b. Stephen E. Sterrett  For  1c. Peter Konieczny  For  1d. Achal Agarwal  For  1e. Susan Carter  For  1f. Graham Chipchase CBE  For  1g. Jonathan F. Foster  For  1h. Lucrèce Foufopoulos-De Ridder  For  1i. James T. Glerum, Jr.  For  1j. Jill A. Rahman  For  2. Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the period ending December 31, 2026.  For  3. To approve, by non-binding, advisory vote, the Company’s executive compensation.  For  4. To approve the renewal of the Company’s authorization to repurchase its ordinary shares and CHESS depositary interests.  For  5. To approve the Amcor plc 2026 Omnibus Management Share Plan.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends